EXHIBIT 10.9

Attached hereto is the Form of First Amendment to the Community Bank Director Retirement Agreement dated March 3, 2004 for Directors Andersen, Cooke, Fairchilds, Hickok, Smith and Trimyer and the individual director' Schedule A to each such agreement.

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FIRST AMENDMENT
TO THE
COMMUNITY BANK
DIRECTOR RETIREMENT AGREEMENT
DATED MARCH 3, 2004
FOR

        THIS AMENDMENT is adopted this ________ day of __________________, 2005, by and between COMMUNITY BANK, a savings association located in Staunton, Virginia (the "Company") and ____________________ (the "Director")

        On March 3, 2004, the Company and the Director executed the COMMUNITY BANK DIRECTOR RETIREMENT AGREEMENT (the "Agreement").

        The undersigned hereby amends, in part, said Agreement for the purpose of (1) adding a Change in Control Benefit, and (2) revising the Early Termination benefit. Therefore,

        Article 1 of the Agreement shall be amended by adding to it the definition of Change in Control as follows:

"Change in Control" means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, as such change is defined in Section 409A of the Code and regulations there under.

        Article 1 of the Agreement shall be amended by deleting the definition of Early Termination in its entirety and replacing it by the new definition of Early Termination as follows:

"Early Termination" means the Termination of Service before Normal Retirement Age for reasons other than death, Disability, Termination for Cause or following a Change in Control.

        Section 2.2.1 of the Agreement shall be deleted in its entirety and replaced by the new Section 2.2.1 as follows:

2.2.1	Amount of Benefit. The annual benefit under this Section 2.2 is the Early Termination amount set forth on Schedule A for the Plan Year ending immediately prior to the Early Termination Date.

        Section 2.4 shall be added to the Agreement as follows:

2.4	Change in Control Benefit. Upon Termination of Service prior to the Normal Retirement Age and following a Change in Control, the Company shall pay to the Director the benefit described in this Section 2.4 in lieu of any other benefit under this Article.

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2.4.1	Amount of Benefit. The annual benefit under this Section 2.4 is the sum of $10,800 plus interest compounded at 3% annually for each Plan Year completed prior to the date of Termination of Service.
2.4.2	Payment of Benefit. The Company shall pay the annual benefit to the Director in twelve (12) equal monthly installments commencing on the first day of the month following the Director's Normal Retirement Date. The annual benefit shall be paid to the Director for five (5) years.

        Schedule A to the Agreement shall be amended in its entirety and replaced with the new Schedule A attached to this Amendment.

        IN WITNESS OF THE ABOVE, the Director and the Company have agreed to this First Amendment.

DIRECTOR:	COMPANY: COMMUNITY BANK
___________________________________ DIRECTOR	By___________________________________ Its __________________________________

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Community Bank
Schedule A

Charles F. Andersen Birth Date: 4/18/1942 Plan Anniversary Date: 1/1/2005 Normal Retirement: 4/18/2012, Age 70 Normal Retirement Payment: Monthly for 5 years				Early Termination Monthly Installments Payable at Normal Retirement Date for 5 Years		Disability Monthly Installments Payable at Termination for 5 Years		Change of Control Monthly Installments Payable at Normal Retirement Date for 5 Years		PreRetirement Death Monthly Installments for Years
Period Ending	Discount Rate	Benefit Level (1)	Accrual (2)	Vesting (3)	Based on Accrual (4)	Vesting (5)	Based on Benefit (6)	Vesting (7)	Based on Benefit (8)	Based on Benefit (9)
Dec 20041	7.00%	10,800	4,189	100%	1,651	100%	10,800	0%	0	10,800
Dec 2005	7.00%	11,124	8,829	100%	3,245	100%	11,124	0%	0	11,124
Dec 2006	7.00%	11,458	13,988	100%	4,795	100%	11,458	100%	11,458	11,458
Dec 2007	7.00%	11,801	19,753	100%	6,315	100%	11,801	100%	11,801	11,801
Dec 2008	7.00%	12,155	26,242	100%	7,823	100%	12,155	100%	12,155	12,155
Dec 2009	7.00%	12,520	33,626	100%	9,349	100%	12,520	100%	12,520	12,520
Dec 2010	7.00%	12,896	42,194	100%	10,940	100%	12,896	100%	12,896	12,896
Dec 2011	7.00%	13,283	52,595	100%	12,717	100%	13,283	100%	13,283	13,283
Apr 2012	7.00%	13,681	57,913	100%	13,681	100%	13,681	100%	13,681	13,681

April 18, 2012 Retirement; May 1, 2012 First Payment Date

1 The first line reflects 12 months of data, January 2004 to December 2004.
2 Benefit amount based on a $10,800 beginning benefit, inflating at 3.00% each year to $13,681 at retirement.
* IF THERE IS A CONFLICT IN ANY TERMS OR PROVISIONS BETWEEN THIS SCHEDULE A AND THE AGREEMENT, THE TERMS AND PROVISIONS OF THE
  AGREEMENT SHALL PREVAIL. IF A TRIGGERING EVENT OCCURS, REFER TO THE AGREEMENT TO DETERMINE THE ACTUAL BENEFIT AMOUNT
  BASED ON THE DATE OF THE EVENT.
Director Retirement Plan for Community Bank - Staunton, VA 1002525 v0.35.10 06/07/2005:16 SCP-D 13039 136471	Charles F. Andersen

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Community Bank
Schedule A

James R. Cooke, Jr. Birth Date: 12/31/1937 Plan Anniversary Date: 1/1/2005 Normal Retirement: 12/3/2007, Age 70 Normal Retirement Payment: Monthly for 5 years				Early Termination Monthly Installments Payable at Normal Retirement Date for 5 Years		Disability Monthly Installments Payable at Termination for 5 Years		Change of Control Monthly Installments Payable at Normal Retirement Date for 5 Years		PreRetirement Death Monthly Installments for Years
Period Ending	Discount Rate	Benefit Level (1)	Accrual (2)	Vesting (3)	Based on Accrual (4)	Vesting (5)	Based on Benefit (6)	Vesting (7)	Based on Benefit (8)	Based on Benefit (9)
Dec 20041	7.00%	10,800	10,262	100%	2,989	100%	10,800	0%	0	10,800
Dec 2005	7.00%	11,124	21,691	100%	5,892	100%	11,124	0%	0	11,124
Dec 2006	7.00%	11,458	34,629	100%	8,772	100%	11,458	100%	11,458	11,458
Dec 2007	7.00%	11,801	49,956	100%	11,801	100%	11,801	100%	11,801	11,801

December 3, 2007 Retirement; January 1, 2008 First Payment Date

1 The first line reflects 12 months of data, January 2004 to December 2004.
2 Benefit amount based on a $10,800 beginning benefit, inflating at 3.00% each year to $11,801 at retirement.
* IF THERE IS A CONFLICT IN ANY TERMS OR PROVISIONS BETWEEN THIS SCHEDULE A AND THE AGREEMENT, THE TERMS AND PROVISIONS OF THE
  AGREEMENT SHALL PREVAIL. IF A TRIGGERING EVENT OCCURS, REFER TO THE AGREEMENT TO DETERMINE THE ACTUAL BENEFIT AMOUNT
  BASED ON THE DATE OF THE EVENT.
Director Retirement Plan for Community Bank - Staunton, VA 1002525 v0.35.10 06/07/2005:16 SCP-D 13039 136472	James R. Cooke, Jr.

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Community Bank
Schedule A

Charles W. Fairchilds Birth Date: 3/18/1948 Plan Anniversary Date: 1/1/2005 Normal Retirement: 3/18/2018, Age 70 Normal Retirement Payment: Monthly for 5 years				Early Termination Monthly Installments Payable at Normal Retirement Date for 5 Years		Disability Monthly Installments Payable at Termination for 5 Years		Change of Control Monthly Installments Payable at Normal Retirement Date for 5 Years		PreRetirement Death Monthly Installments for Years
Period Ending	Discount Rate	Benefit Level (1)	Accrual (2)	Vesting (3)	Based on Accrual (4)	Vesting (5)	Based on Benefit (6)	Vesting (7)	Based on Benefit (8)	Based on Benefit (9)
Dec 20041	7.00%	10,800	1,940	100%	1,155	100%	10,800	0%	0	10,800
Dec 2005	7.00%	11,124	4,085	100%	2,269	100%	11,124	0%	0	11,124
Dec 2006	7.00%	11,458	6,461	100%	3,347	100%	11,458	100%	11,458	11,458
Dec 2007	7.00%	11,801	9,097	100%	4,395	100%	11,801	100%	11,801	11,801
Dec 2008	7.00%	12,155	12,027	100%	5,419	100%	12,155	100%	12,155	12,155
Dec 2009	7.00%	12,520	15,292	100%	6,425	100%	12,520	100%	12,520	12,520
Dec 2010	7.00%	12,896	18,941	100%	7,422	100%	12,896	100%	12,896	12,896
Dec 2011	7.00%	13,283	23,033	100%	8,417	100%	13,283	100%	13,283	13,283
Dec 2012	7.00%	13,681	27,643	100%	9,421	100%	13,681	100%	13,681	13,681
Dec 2013	7.00%	14,092	32,871	100%	10,447	100%	14,092	100%	14,092	14,092
Dec 2014	7.00%	14,514	38,852	100%	11,515	100%	14,514	100%	14,514	14,514
Dec 2015	7.00%	14,950	45,788	100%	12,656	100%	14,950	100%	14,950	14,950
Dec 2016	7.00%	15,398	54,033	100%	13,928	100%	15,398	100%	15,398	15,398
Dec 2017	7.00%	15,860	64,424	100%	15,487	100%	15,860	100%	15,860	15,860
Mar 2018	7.00%	16,336	69,151	100%	16,336	100%	16,336	100%	16,336	16,336

March 18, 2018 Retirement; April 1, 2018 First Payment Date

1 The first line reflects 12 months of data, January 2004 to December 2004.
2 Benefit amount based on a $10,800 beginning benefit, inflating at 3.00% each year to $16,336 at retirement.
* IF THERE IS A CONFLICT IN ANY TERMS OR PROVISIONS BETWEEN THIS SCHEDULE A AND THE AGREEMENT, THE TERMS AND PROVISIONS OF THE
  AGREEMENT SHALL PREVAIL. IF A TRIGGERING EVENT OCCURS, REFER TO THE AGREEMENT TO DETERMINE THE ACTUAL BENEFIT AMOUNT
  BASED ON THE DATE OF THE EVENT.
Director Retirement Plan for Community Bank - Staunton, VA 1002525 v0.35.10 06/07/2005:16 SCP-D 13039 136465	Charles W. Fairchilds

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Community Bank
Schedule A

Jane C. Hickok Birth Date: 10/17/1936 Plan Anniversary Date: 1/1/2005 Normal Retirement: 10/17/2006, Age 70 Normal Retirement Payment: Monthly for 5 years				Early Termination Monthly Installments Payable at Normal Retirement Date for 5 Years		Disability Monthly Installments Payable at Termination for 5 Years		Change of Control Monthly Installments Payable at Normal Retirement Date for 5 Years		PreRetirement Death Monthly Installments for Years
Period Ending	Discount Rate	Benefit Level (1)	Accrual (2)	Vesting (3)	Based on Accrual (4)	Vesting (5)	Based on Benefit (6)	Vesting (7)	Based on Benefit (8)	Based on Benefit (9)
Dec 20041	7.00%	10,800	15,114	100%	4,058	100%	10,800	0%	0	10,800
Dec 2005	7.00%	11,124	32,046	100%	8,024	100%	11,124	0%	0	11,124
Oct 2006	7.00%	11,458	48,501	100%	11,458	100%	11,458	100%	11,458	11,458

October 17, 2006 Retirement; November 1, 2006 First Payment Date

1 The first line reflects 12 months of data, January 2004 to December 2004.
2 Benefit amount based on a $10,800 beginning benefit, inflating at 3.00% each year to $11,458 at retirement.
* IF THERE IS A CONFLICT IN ANY TERMS OR PROVISIONS BETWEEN THIS SCHEDULE A AND THE AGREEMENT, THE TERMS AND PROVISIONS OF THE
  AGREEMENT SHALL PREVAIL. IF A TRIGGERING EVENT OCCURS, REFER TO THE AGREEMENT TO DETERMINE THE ACTUAL BENEFIT AMOUNT
  BASED ON THE DATE OF THE EVENT.
Director Retirement Plan for Community Bank - Staunton, VA 1002525 v0.35.10 06/07/2005:16 SCP-D 13039 136475	Jane C. Hickok

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Community Bank
Schedule A

Dale C. Smith Birth Date: 1/13/1939 Plan Anniversary Date: 1/1/2005 Normal Retirement: 1/13/2009, Age 70 Normal Retirement Payment: Monthly for 5 years				Early Termination Monthly Installments Payable at Normal Retirement Date for 5 Years		Disability Monthly Installments Payable at Termination for 5 Years		Change of Control Monthly Installments Payable at Normal Retirement Date for 5 Years		PreRetirement Death Monthly Installments for Years
Period Ending	Discount Rate	Benefit Level (1)	Accrual (2)	Vesting (3)	Based on Accrual (4)	Vesting (5)	Based on Benefit (6)	Vesting (7)	Based on Benefit (8)	Based on Benefit (9)
Dec 20041	7.00%	10,800	7,760	100%	2,438	100%	10,800	0%	0	10,800
Dec 2005	7.00%	11,124	16,381	100%	4,799	100%	11,124	0%	0	11,124
Dec 2006	7.00%	11,458	26,051	100%	7,117	100%	11,458	100%	11,458	11,458
Dec 2007	7.00%	11,801	37,092	100%	9,451	100%	11,801	100%	11,801	11,801
Dec 2008	7.00%	12,155	50,311	100%	11,955	100%	12,155	100%	12,155	12,155
Jan 2009	7.00%	12,520	52,998	100%	12,520	100%	12,520	100%	12,520	12,520

January 13, 2009 Retirement; February 1, 2009 First Payment Date

1 The first line reflects 12 months of data, January 2004 to December 2004.
2 Benefit amount based on a $10,800 beginning benefit, inflating at 3.00% each year to $12,520 at retirement.
* IF THERE IS A CONFLICT IN ANY TERMS OR PROVISIONS BETWEEN THIS SCHEDULE A AND THE AGREEMENT, THE TERMS AND PROVISIONS OF THE
  AGREEMENT SHALL PREVAIL. IF A TRIGGERING EVENT OCCURS, REFER TO THE AGREEMENT TO DETERMINE THE ACTUAL BENEFIT AMOUNT
  BASED ON THE DATE OF THE EVENT.
Director Retirement Plan for Community Bank - Staunton, VA 1002525 v0.35.10 06/07/2005:16 SCP-D 13039 136466	Dale C. Smith

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Community Bank
Schedule A

Morgan N. Trimyer, Jr. Birth Date: 1/27/1943 Plan Anniversary Date: 1/1/2005 Normal Retirement: 1/27/2013, Age 70 Normal Retirement Payment: Monthly for 5 years				Early Termination Monthly Installments Payable at Normal Retirement Date for 5 Years		Disability Monthly Installments Payable at Termination for 5 Years		Change of Control Monthly Installments Payable at Normal Retirement Date for 5 Years		PreRetirement Death Monthly Installments for Years
Period Ending	Discount Rate	Benefit Level (1)	Accrual (2)	Vesting (3)	Based on Accrual (4)	Vesting (5)	Based on Benefit (6)	Vesting (7)	Based on Benefit (8)	Based on Benefit (9)
Dec 20041	7.00%	10,800	3,734	100%	1,551	100%	10,800	0%	0	10,800
Dec 2005	7.00%	11,124	7,868	100%	3,048	100%	11,124	0%	0	11,124
Dec 2006	7.00%	11,458	12,462	100%	4,501	100%	11,458	100%	11,458	11,458
Dec 2007	7.00%	11,801	17,586	100%	5,924	100%	11,801	100%	11,801	11,801
Dec 2008	7.00%	12,155	23,335	100%	7,330	100%	12,155	100%	12,155	12,155
Dec 2009	7.00%	12,520	29,837	100%	8,741	100%	12,520	100%	12,520	12,520
Dec 2010	7.00%	12,896	37,289	100%	10,188	100%	12,896	100%	12,896	12,896
Dec 2011	7.00%	13,283	46,036	100%	11,729	100%	13,283	100%	13,283	13,283
Dec 2012	7.00%	13,681	56,967	100%	13,536	100%	13,681	100%	13,681	13,681
Jan 2013	7.00%	14,092	59,650	100%	14,092	100%	14,092	100%	14,092	14,092

January 27, 2013 Retirement; February 1, 2013 First Payment Date

1 The first line reflects 12 months of data, January 2004 to December 2004.
2 Benefit amount based on a $10,800 beginning benefit, inflating at 3.00% each year to $14,092 at retirement.
* IF THERE IS A CONFLICT IN ANY TERMS OR PROVISIONS BETWEEN THIS SCHEDULE A AND THE AGREEMENT, THE TERMS AND PROVISIONS OF THE
  AGREEMENT SHALL PREVAIL. IF A TRIGGERING EVENT OCCURS, REFER TO THE AGREEMENT TO DETERMINE THE ACTUAL BENEFIT AMOUNT
  BASED ON THE DATE OF THE EVENT.
Director Retirement Plan for Community Bank - Staunton, VA 1002525 v0.35.10 06/07/2005:16 SCP-D 13039 136470	Morgan N. Trimyer, Jr.

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